UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.

On April 12, 2011 (the “Closing Date”), SandRidge Mississippian Trust I (the “Trust”) completed its initial public offering of 17,250,000 units of beneficial interest in the Trust denominated as common units.

In connection with the closing of the offering, on the Closing Date, the Trust and SandRidge Exploration and Production, LLC, a Delaware limited liability company (“SandRidge E&P”) and a wholly owned subsidiary of SandRidge Energy, Inc. (“SandRidge”), entered into (i) a Perpetual Overriding Royalty Interest Conveyance (PDP) and (ii) a Perpetual Overriding Royalty Interest Conveyance (PUD) (collectively, the “Perpetual Conveyances”), pursuant to which SandRidge E&P transferred to the Trust perpetual royalty interests in certain oil and natural gas properties in Oklahoma in which SandRidge E&P holds interests (the “Oil and Gas Properties”).

Also on the Closing Date, SandRidge E&P and Mistmada Oil Company, Inc., an Oklahoma corporation and a wholly owned subsidiary of SandRidge (“Mistmada”), entered into (i) a Term Overriding Royalty Interest Conveyance (PDP) and (ii) a Term Overriding Royalty Interest Conveyance (PUD) (collectively, the “Term Conveyances”), pursuant to which SandRidge E&P transferred to Mistmada 20-year term royalty interests in the Oil and Gas Properties. Also on the Closing Date, the Trust and Mistmada entered into an Assignment of Overriding Royalty Interest (the “Assignment,” and collectively with the Term Conveyances and the Perpetual Conveyances, the “Conveyances”) pursuant to which Mistmada assigned to the Trust the term overriding royalty interests conveyed to it pursuant to the Term Conveyances.

The Conveyances were delivered on April 12, 2011 to be effective as of January 1, 2011. The Oil and Gas Properties covered by the Conveyances are located in Alfalfa, Garfield, Grant, Major and Woods Counties, Oklahoma. As consideration for the royalty interests conveyed to the Trust pursuant to the Conveyances, the Trust delivered to SandRidge E&P and Mistmada 3,750,000 Common Units, 7,000,000 units of beneficial interest in the Trust denominated as subordinated units, and the net proceeds of the Trust’s initial public offering, after deducting underwriting discounts and commissions.

On the Closing Date, SandRidge, SandRidge E&P and the Trust entered into a Development Agreement (the “Development Agreement”) pursuant to which SandRidge agreed to drill certain horizontal oil and natural gas wells on the properties covered by certain of the Conveyances, as described in the prospectus, dated April 6, 2011 (File Nos. 333-171551 and 333-173341), related to the initial public offering and filed with the Securities and Exchange Commission on April 7, 2011 pursuant to Rule 424(b) under the Securities Act of 1933 (the “Final Prospectus”). The description of the Development Agreement contained in the section entitled “The Trust – Development Agreement” and elsewhere in the Final Prospectus is incorporated herein by reference. A copy of the Development Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Development Agreement, by and between SandRidge Energy, Inc., SandRidge Exploration and Production, LLC and SandRidge Mississippian Trust I.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: April 14, 2011	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Development Agreement, by and between SandRidge Energy, Inc., SandRidge Exploration and Production, LLC and SandRidge Mississippian Trust I.